Exhibit 99.1

PRESS RELEASE	Franklin Street Properties Corp.

401 Edgewater Place  Suite 200  Wakefield, Massachusetts  01880  (781) 557-1300     www.fspreit.com

Contact: Georgia Touma (877) 686-9496	For Immediate Release

Franklin Street Properties Corp. Announces

Second Quarter 2018 Results

Wakefield, MA—July 31,  2018—Franklin Street Properties Corp. (the “Company”, “FSP”, “we” or “our”) (NYSE American:  FSP), a real estate investment trust (REIT), announced its results for the second quarter ended June 30, 2018.

George J. Carter, Chairman and Chief Executive Officer, commented as follows:

“For the second quarter of 2018, FSP’s Funds from Operations or FFO totaled approximately $25.4 million or $0.24 per share.  Leasing activity picked up significantly within our property portfolio during the quarter and we are currently seeing that momentum continuing in the third quarter of 2018. We are seeing increased potential leasing activity in the energy influenced markets of Houston and Denver, compared to the last several years.  We also continue to see more of our existing tenants approaching us with early lease renewal requests and believe that, among other factors, this is a direct result of our re-cast office property portfolio that is more concentrated in targeted urban locations within our five core markets of Atlanta, Dallas, Denver, Houston and Minneapolis.  We are optimistic about achieving meaningful organic growth in the value of our property portfolio during 2018/2019, while maintaining our strong financial capabilities to help achieve those results.”

Highlights

•

FFO was $25.4 million or $0.24 per basic and diluted share for the second  quarter ended June 30, 2018.  We had Net Income of $0.7 million or $0.01 per basic and diluted share for the second quarter ended June 30, 2018.

•

Adjusted Funds From Operations (AFFO) was $0.09 per basic and diluted share for the second quarter of 2018.  AFFO was $0.16 per basic and diluted share for the first quarter of 2018.  We anticipate AFFO to be volatile quarter-to-quarter during 2018 and 2019 as additional leasing activity within the property portfolio occurs.

Leasing Update

•

Our directly owned real estate portfolio of 34 properties totaling approximately 9.8 million square feet was approximately 89.0% leased as of June 30, 2018, which was a 0.5% increase compared to March 31, 2018.

•

During the three months ended June 30, 2018, we leased approximately 659,000 square feet, of which approximately 141,000 square feet was with new tenants.  During the six months ended June 30, 2018, we leased approximately 768,000 square feet, of which approximately 166,000 square feet was with new tenants.

•

Weighted average annualized GAAP rent per square foot was approximately $28.91 as of June 30, 2018, compared to $28.87 as of December 31, 2017, $27.92 as of December 31, 2016, $26.93 as of December 31, 2015, and $26.04 as of December 31, 2014.  We believe that the increase is attributable to the enhanced quality of our real estate portfolio and value creation derived from our recent acquisitions, dispositions and leasing.

•

Subsequent to quarter end, on July 30, 2018, we finalized a lease renewal with T-Mobile South LLC, d/b/a T-Mobile at our One Ravinia Drive property in Atlanta, Georgia, that extended the approximately 151,792 square foot tenancy through August 2025.

Acquisition and Disposition Update

•	We anticipate potential additional disposition activity within our managed portfolio during 2018 and will update the market as appropriate.

Dividend Update

On July  6, 2018, the Company announced that its Board of Directors declared a regular quarterly cash dividend for the three months ended June 30, 2018 of $0.09 per share of common stock that will be paid on August 9, 2018 to stockholders of record on July 20, 2018.

Non-GAAP Financial Information

A reconciliation of Net income (loss) to FFO, AFFO and Sequential Same Store NOI and our definitions of FFO, AFFO and Sequential Same Store NOI can be found on Supplementary Schedules H and I.

Real Estate Update

Supplementary schedules provide property information for the Company’s owned real estate portfolio and for two non-consolidated REITs in which the Company holds preferred stock interests as of June 30, 2018.  The Company will also be filing an updated supplemental information package that will provide stockholders and the financial community with additional operating and financial data.  The Company will file this supplemental information package with the SEC and make it available on its website at www.fspreit.com.

FFO Guidance

We are updating our full year FFO guidance for 2018, which is estimated to be in the range of approximately $0.96 to $0.99 per basic and diluted share, and are initiating guidance for the third quarter of 2018, which is estimated to be in the range of approximately $0.22 to $0.24 per basic and diluted share.  We are updating full year 2018 net income guidance, which is estimated to be in the range of approximately $0.02 to $0.05 per basic and diluted share, and are initiating net income (loss) guidance for the third quarter of 2018, which is estimated to be in the range of approximately $(0.02) to $0.00 per basic and diluted share.  This guidance (a) excludes the impact of future acquisitions, developments, dispositions, debt financings or repayments or other capital market transactions; (b) reflects estimates from our ongoing portfolio of properties, other real estate investments and general and administrative expenses; and (c) reflects our current expectations of economic conditions.  We will update guidance quarterly in our earnings releases.  There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above.

A reconciliation of the guidance for net income (loss) per share to the guidance for FFO per share is provided as follows:

	Q3 2018 Range		Full Year 2018 Range
	Low	High	Low	High
Net income (loss) per share	$(0.02)	$0.00	$0.02	$0.05
GAAP loss from non-consolidated REITs	0.00	0.00	0.00	0.00
FFO from non-consolidated REITs	0.01	0.01	0.04	0.04
Depreciation & Amortization	0.23	0.23	0.90	0.90
Funds From Operations per share	$0.22	$0.24	$0.96	$0.99

Today’s news release, along with other news about Franklin Street Properties Corp., is available on the Internet at www.fspreit.com.  We routinely post information that may be important to investors in the Investor Relations section of our website.  We encourage investors to consult that section of our website regularly for important information about us and, if they are interested in automatically receiving news and information as soon as it is posted, to sign up for E-mail Alerts.

Earnings Call

A conference call is scheduled for August 1, 2018 at 10:00 a.m. (ET) to discuss the second quarter results. To access the call, please dial 1-800-464-8240. Internationally, the call may be accessed by dialing 1-412-902-6521. To access the call from Canada, please dial 1-866-605-3852. To listen via live audio webcast, please visit the Webcasts & Presentations section in the Investor Relations section of the Company's website (www.fspreit.com) at least ten minutes prior to the start of the call and follow the posted directions. The webcast will also be available via replay from the above location starting one hour after the call is finished.

About Franklin Street Properties Corp.

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on investing in institutional-quality office properties in the U.S.  FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our five core markets of Atlanta, Dallas, Denver, Houston, and Minneapolis.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes.  To learn more about FSP please visit our website at www.fspreit.com.

Forward-Looking Statements

Statements made in this press release that state FSP’s or management’s intentions, beliefs, expectations, or predictions for the future may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  This press release may also contain forward-looking statements, such as our ability to lease space in the future,  expectations for FFO and net income (loss) in future periods, expectations for growth,  leasing and acquisition and disposition activities in future periods, prospects for long-term sustainable growth and the timing of leasing at our 801 Marquette Avenue property, that are based on current judgments and current knowledge of management and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements.  Investors are cautioned that our forward-looking statements involve risks and uncertainty, including without limitation, economic conditions in the United States, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  See the “Risk Factors” set forth in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, as the same may be updated from time to time in subsequent filings with the United States Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, acquisitions, dispositions, performance or achievements.  We will not update any of the forward-looking statements after the date of this press release to conform them to actual results or to changes in our expectations that occur after such date, other than as required by law.

Franklin Street Properties Corp.

Earnings Release

Supplementary Information

Table of Contents

Franklin Street Properties Corp. Financial Results	A-C
Real Estate Portfolio Summary Information	D
Portfolio and Other Supplementary Information	E
Percentage of Leased Space	F
Largest 20 Tenants – FSP Owned Portfolio	G
Reconciliation and Definitions of Funds From Operations (FFO) and Adjusted
Funds From Operations (AFFO)	H
Reconciliation and Definition of Sequential Same Store results to Property Net
Operating Income (NOI) and Net Income (Loss)	I

Franklin Street Properties Corp. Financial Results

Supplementary Schedule A

Condensed Consolidated Income (Loss) Statements

(Unaudited)

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share amounts)	2018	2017	2018	2017

Revenue:
Rental	$65,409	$66,995	$131,037	$134,371
Related party revenue:
Management fees and interest income from loans	1,276	1,366	2,532	2,736
Other	9	10	18	20
Total revenue	66,694	68,371	133,587	137,127

Expenses:
Real estate operating expenses	16,954	17,286	34,105	34,594
Real estate taxes and insurance	12,292	11,595	23,469	23,998
Depreciation and amortization	23,591	25,279	47,626	50,611
General and administrative	3,082	3,077	6,514	6,520
Interest	9,753	7,893	19,239	15,472
Total expenses	65,672	65,130	130,953	131,195

Income before equity in losses of non-consolidated REITs, other, gain (loss) on sale of properties and properties held for sale, less applicable income tax and taxes	1,022	3,241	2,634	5,932
Equity in losses of non-consolidated REITs	(282)	(201)	(387)	(598)
Other	—	129	—	151
Gain (loss) on sale of properties and properties held for sale, less applicable income tax	—	(20,492)	—	(18,203)

Income (loss) before taxes on income	740	(17,323)	2,247	(12,718)
Taxes on income	75	72	157	197
Net income (loss)	$665	$(17,395)	$2,090	$(12,915)

Weighted average number of shares outstanding, basic and diluted	107,231	107,231	107,231	107,231

Net income (loss) per share, basic and diluted	$0.01	$(0.16)	$0.02	$(0.12)

Franklin Street Properties Corp. Financial Results

Supplementary Schedule B

Condensed Consolidated Balance Sheets

(Unaudited)

	June 30,	December 31,
(in thousands, except share and par value amounts)	2018	2017
Assets:
Real estate assets:
Land	$191,578	$191,578
Buildings and improvements	1,833,470	1,811,631
Fixtures and equipment	7,565	5,614
	2,032,613	2,008,823
Less accumulated depreciation	405,115	376,131
Real estate assets, net	1,627,498	1,632,692
Acquired real estate leases, less accumulated amortization of $96,899 and $109,771, respectively	71,861	86,520
Investment in non-consolidated REITs	69,067	70,164
Cash, cash equivalents and restricted cash	10,448	9,819
Tenant rent receivables, less allowance for doubtful accounts of $170 and $250, respectively	4,039	3,123
Straight-line rent receivable, less allowance for doubtful accounts of $50 and $50, respectively	53,294	53,194
Prepaid expenses and other assets	7,444	8,387
Related party mortgage loan receivables	71,190	71,720
Other assets: derivative asset	21,196	13,925
Office computers and furniture, net of accumulated depreciation of $1,473 and $1,420, respectively	236	289
Deferred leasing commissions, net of accumulated amortization of $23,698 and $22,276, respectively	43,254	40,679
Total assets	$1,979,527	$1,990,512

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$98,000	$78,000
Term loans payable, less unamortized financing costs of $4,382 and $5,099, respectively	765,618	764,901
Series A&B Senior Notes, less unamortized financing costs of $1,232 and $1,308, respectively	198,768	198,692
Accounts payable and accrued expenses	52,651	61,039
Accrued compensation	1,778	3,641
Tenant security deposits	5,576	5,383
Other liabilities: derivative liabilities	—	1,759
Acquired unfavorable real estate leases, less accumulated amortization of $8,118 and $7,638, respectively	4,749	5,805
Total liabilities	1,127,140	1,119,220

Commitments and contingencies

Stockholders’ Equity:
Preferred stock, $.0001 par value, 20,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $.0001 par value, 180,000,000 shares authorized, 107,231,155 and 107,231,155 shares issued and outstanding, respectively	11	11
Additional paid-in capital	1,356,457	1,356,457
Accumulated other comprehensive loss	21,196	12,166
Accumulated distributions in excess of accumulated earnings	(525,277)	(497,342)
Total stockholders’ equity	852,387	871,292
Total liabilities and stockholders’ equity	$1,979,527	$1,990,512

Franklin Street Properties Corp. Financial Results

Supplementary Schedule C

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	For the
	Six Months Ended
	June 30,
(in thousands)	2018	2017
Cash flows from operating activities:
Net income (loss)	$2,090	$(12,915)
Adjustments to reconcile net income or loss to net cash provided by operating activities:
Depreciation and amortization expense	49,050	51,823
Amortization of above and below market leases	(208)	(855)
Equity in losses of non-consolidated REITs	387	598
Hedge ineffectiveness	—	(151)
(Gain) loss on sale of properties and properties held for sale, less applicable income tax	—	18,203
Increase (decrease) in allowance for doubtful accounts	(80)	25
Changes in operating assets and liabilities:
Tenant rent receivables	(836)	(1,618)
Straight-line rents	299	(1,897)
Lease acquisition costs	(398)	(318)
Prepaid expenses and other assets	325	(503)
Accounts payable, accrued expenses and other items	(8,609)	(6,829)
Accrued compensation	(1,863)	(1,855)
Tenant security deposits	193	12
Payment of deferred leasing commissions	(6,641)	(3,632)
Net cash provided by operating activities	33,709	40,088
Cash flows from investing activities:
Property improvements, fixtures and equipment	(24,281)	(28,464)
Distributions in excess of earnings from non-consolidated REITs	710	691
Repayment of related party mortgage loan receivable	530	9,530
Proceeds received on sales of real estate assets	—	6,160
Net cash used in investing activities	(23,041)	(12,083)
Cash flows from financing activities:
Distributions to stockholders	(30,025)	(40,748)
Borrowings under bank note payable	30,000	40,000
Repayments of bank note payable	(10,000)	(25,000)
Deferred financing costs	(14)	—
Net cash used in financing activities	(10,039)	(25,748)
Net increase in cash, cash equivalents and restricted cash	629	2,257
Cash, cash equivalents and restricted cash, beginning of year	9,819	9,366
Cash, cash equivalents and restricted cash, end of period	$10,448	$11,623

Franklin Street Properties Corp. Earnings Release

Supplementary Schedule D

Real Estate Portfolio Summary Information

(Unaudited & Approximated)

Commercial portfolio lease expirations (1)
	Total	% of
Year	Square Feet	Portfolio
2018	700,906	7.2%
2019	1,163,210	11.9%
2020	992,620	10.2%
2021	697,517	7.1%
2022	1,208,678	12.4%
Thereafter (2)	4,997,768	51.2%
	9,760,699	100.0%

(1)	Percentages are determined based upon total square footage.
(2)	Includes 1,070,768 square feet of current vacancies.

(dollars & square feet in 000's)	As of June 30, 2018
	# of		% of	Square	% of
State	Properties	Investment	Portfolio	Feet	Portfolio

Colorado	6	$536,927	33.4%	2,609	26.7%
Texas	9	348,982	21.7%	2,417	24.8%
Georgia	5	322,252	20.0%	1,967	20.2%
Minnesota (a)	2	95,677	6.0%	620	6.3%
Virginia	4	84,648	5.3%	685	7.0%
North Carolina	2	51,358	3.2%	322	3.3%
Missouri	2	48,663	3.0%	351	3.6%
Illinois	2	49,148	3.1%	372	3.8%
Florida	1	38,191	2.4%	213	2.2%
Indiana	1	30,396	1.9%	205	2.1%
Total	34	$1,606,242	100.0%	9,761	100.0%

(a)	Excludes approximately $21,256, which is our investment in a property that was redeveloped and is classified as non-operating.

Franklin Street Properties Corp. Earnings Release

Supplementary Schedule E

Portfolio and Other Supplementary Information

(Unaudited & Approximated)

Recurring Capital Expenditures

Owned Portfolio

(in thousands)	For the Three Months Ended		Six Months
	31-Mar-18	30-Jun-18	30-Jun-18
Tenant improvements	$6,777	$8,212	$14,989
Deferred leasing costs	1,021	5,314	6,335
Non-investment capex	1,858	2,558	4,416
	$9,656	$16,084	$25,740

	For the Three Months Ended				Year Ended
	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17
Tenant improvements	$6,474	$5,363	$4,474	$4,166	$20,477
Deferred leasing costs	1,579	1,963	4,482	5,869	13,893
Non-investment capex	1,670	1,685	1,860	3,836	9,051
	$9,723	$9,011	$10,816	$13,871	$43,421

Square foot & leased percentages	June 30,	December 31,
	2018	2017
Owned portfolio of commercial real estate
Number of properties (a)	34	34
Square feet	9,760,699	9,761,984
Leased percentage	89.0%	89.7%

Investments in non-consolidated REITs
Number of properties	2	2
Square feet	1,396,493	1,396,071
Leased percentage	74.0%	75.3%

Single Asset REITs (SARs) managed
Number of properties	3	4
Square feet	674,342	810,278
Leased percentage	96.1%	93.0%

Total owned, investments & managed properties
Number of properties	39	40
Square feet	11,831,534	11,968,333
Leased percentage	87.7%	88.2%
(a)	Excludes one property that was redeveloped and is classified as non-operating.

The following table shows property information for our investments in non-consolidated REITs:

			Square	% Leased	% Interest
Single Asset REIT name	City	State	Feet	30-Jun-18	Held
FSP 303 East Wacker Drive Corp.	Chicago	IL	861,422	73.5%	43.7%
FSP Grand Boulevard Corp.	Kansas City	MO	535,071	74.9%	27.0%
			1,396,493	74.0%

Franklin Street Properties Corp. Earnings Release

Supplementary Schedule F

Percentage of Leased Space

(Unaudited & Estimated)

					First		Second
				% Leased (1)	Quarter	% Leased (1)	Quarter
				as of	Average %	as of	Average %
	Property Name	Location	Square Feet	31-Mar-18	Leased (2)	30-Jun-18	Leased (2)

1	FOREST PARK	Charlotte, NC	62,212	100.0%	100.0%	100.0%	100.0%
2	MEADOW POINT	Chantilly, VA	138,537	100.0%	100.0%	100.0%	100.0%
3	TIMBERLAKE	Chesterfield, MO	234,496	100.0%	100.0%	100.0%	100.0%
4	TIMBERLAKE EAST	Chesterfield, MO	117,036	100.0%	100.0%	100.0%	100.0%
5	NORTHWEST POINT	Elk Grove Village, IL	177,095	100.0%	100.0%	100.0%	100.0%
6	PARK TEN	Houston, TX	157,460	75.8%	73.4%	89.5%	84.9%
7	PARK TEN PHASE II	Houston, TX	156,746	1.4%	1.4%	1.4%	1.4%
8	GREENWOOD PLAZA	Englewood, CO	196,236	100.0%	100.0%	100.0%	100.0%
9	ADDISON	Addison, TX	288,794	100.0%	100.0%	100.0%	100.0%
10	COLLINS CROSSING	Richardson, TX	300,887	100.0%	100.0%	100.0%	100.0%
11	INNSBROOK	Glen Allen, VA	298,456	100.0%	100.0%	100.0%	100.0%
12	RIVER CROSSING	Indianapolis, IN	205,059	96.1%	96.1%	94.9%	95.3%
13	LIBERTY PLAZA	Addison, TX	218,934	84.5%	88.6%	85.8%	85.0%
14	380 INTERLOCKEN	Broomfield, CO	240,358	86.2%	86.2%	86.2%	86.2%
15	390 INTERLOCKEN	Broomfield, CO	241,512	97.8%	97.8%	98.8%	98.5%
16	BLUE LAGOON	Miami, FL	212,619	100.0%	100.0%	100.0%	100.0%
17	ELDRIDGE GREEN	Houston, TX	248,399	100.0%	100.0%	100.0%	100.0%
18	ONE OVERTON PARK	Atlanta, GA	387,267	61.1%	61.1%	79.3%	67.4%
19	LOUDOUN TECH	Dulles, VA	136,658	95.7%	95.7%	95.7%	95.7%
20	4807 STONECROFT	Chantilly, VA	111,469	100.0%	100.0%	100.0%	100.0%
21	121 SOUTH EIGHTH ST	Minneapolis, MN	293,460	77.7%	78.9%	78.9%	78.1%
22	EMPEROR BOULEVARD	Durham, NC	259,531	100.0%	100.0%	100.0%	100.0%
23	LEGACY TENNYSON CTR	Plano, TX	202,600	86.4%	86.4%	86.4%	86.4%
24	ONE LEGACY	Plano, TX	214,110	100.0%	100.0%	100.0%	100.0%
25	909 DAVIS	Evanston, IL	195,098	92.3%	92.0%	92.2%	92.2%
26	ONE RAVINIA DRIVE	Atlanta, GA	386,602	92.4%	92.4%	91.3%	91.7%
27	TWO RAVINIA	Atlanta, GA	411,047	76.0%	75.8%	77.4%	76.7%
28	WESTCHASE I & II	Houston, TX	629,025	86.0%	86.5%	88.1%	87.3%
29	1999 BROADWAY	Denver, CO	676,379	80.6%	80.3%	76.6%	79.3%
30	999 PEACHTREE	Atlanta, GA	621,946	88.6%	90.7%	84.8%	85.4%
31	1001 17th STREET	Denver, CO	655,413	96.8%	96.8%	93.2%	93.9%
32	PLAZA SEVEN	Minneapolis, MN	326,483	85.9%	93.2%	87.3%	86.4%
33	PERSHING PLAZA	Atlanta, GA	160,145	97.4%	97.4%	97.4%	97.4%
34	600 17th STREET	Denver, CO	598,630	84.6%	85.3%	85.4%	85.1%
	TOTAL WEIGHTED AVERAGE		9,760,699	88.5%	89.0%	89.0%	88.6%

(1)	% Leased as of month's end includes all leases that expire on the last day of the quarter.
(2)	Average quarterly percentage is the average of the end of the month leased percentage for each of the 3 months during the quarter.

Franklin Street Properties Corp. Earnings Release

Supplementary Schedule G

Largest 20 Tenants – FSP Owned Portfolio

(Unaudited & Estimated)

The following table includes the largest 20 tenants in FSP’s owned portfolio based on total square feet:

As of June 30, 2018

			% of
	Tenant	Sq Ft	Portfolio
1	Quintiles IMS Healthcare Incorporated	259,531	2.7%
2	CITGO Petroleum Corporation	248,399	2.5%
3	Newfield Exploration Company	234,495	2.4%
4	US Government	223,641	2.3%
5	Centene Management Company, LLC	216,879	2.2%
6	Burger King Corporation	212,619	2.2%
7	Eversheds Sutherland (US) LLP	179,868	1.8%
8	The Vail Corporation	164,636	1.7%
9	EOG Resources, Inc.	160,937	1.6%
10	T-Mobile South, LLC dba T-Mobile	151,792	1.6%
11	Citicorp Credit Services, Inc.	146,260	1.5%
12	Petrobras America, Inc.	144,813	1.5%
13	Jones Day	140,342	1.4%
14	Argo Data Resource Corporation	140,246	1.4%
15	SunTrust Bank	127,500	1.3%
16	Federal National Mortgage Association	123,144	1.3%
17	Kaiser Foundation Health Plan	120,979	1.2%
18	Giesecke & Devrient America	112,110	1.1%
19	Northrop Grumman Systems Corp.	111,469	1.1%
20	Randstad General Partner (US)	109,638	1.1%
	Total	3,329,298	34.1%

Franklin Street Properties Corp. Earnings Release

Supplementary Schedule H

Reconciliation and Definitions of Funds From Operations (“FFO”) and

Adjusted Funds From Operations (“AFFO”)

A reconciliation of Net income (loss) to FFO and AFFO is shown below and a definition of FFO and AFFO is provided on Supplementary Schedule I.  Management believes FFO and AFFO are used broadly throughout the real estate investment trust (REIT) industry as measurements of performance.   The Company has included the National Association of Real Estate Investment Trusts (NAREIT) FFO definition as of May 17, 2016 in the table and notes that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently.  The Company’s computation of FFO and AFFO may not be comparable to FFO or AFFO reported by other REITs or real estate companies that define FFO or AFFO differently.

Reconciliation of Net Income (Loss) to FFO and AFFO:	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share amounts)	2018	2017	2018	2017
Net income (loss)	$665	$(17,395)	$2,090	$(12,915)
(Gain) loss on sale of properties and properties held for sale, less applicable income tax	—	20,492	—	18,203
GAAP loss from non-consolidated REITs	282	201	387	598
FFO from non-consolidated REITs	978	800	1,862	1,591
Depreciation & amortization	23,468	24,592	47,418	49,755
NAREIT FFO	25,393	28,690	51,757	57,232
Hedge ineffectiveness	—	(129)	—	(151)
Acquisition costs of new properties	—	10	—	18
Funds From Operations (FFO)	$25,393	$28,571	$51,757	$57,099

Funds From Operations (FFO)	$25,393	$28,571	$51,757	$57,099
Reverse FFO from non-consolidated REITs	(978)	(800)	(1,862)	(1,591)
Distributions from non-consolidated REITs	355	345	710	691
Amortization of deferred financing costs	713	606	1,424	1,212
Straight-line rent	259	(792)	299	(1,874)
Tenant improvements	(8,212)	(5,363)	(14,989)	(11,837)
Leasing commissions	(5,314)	(1,963)	(6,335)	(3,542)
Non-investment capex	(2,558)	(1,685)	(4,416)	(3,355)
Adjusted Funds From Operations (AFFO)	$9,658	$18,919	$26,588	$36,803

Per Share Data
EPS	$0.01	$(0.16)	$0.02	$(0.12)
FFO	$0.24	$0.27	$0.48	$0.53
AFFO	$0.09	$0.18	$0.25	$0.34

Weighted average shares (basic and diluted)	107,231	107,231	107,231	107,231

Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and NAREIT may define this term in a different manner.  We have included the NAREIT FFO as of May 17, 2016 in the table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

Adjusted Funds From Operations (“AFFO”)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus deferred financing costs and (5) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

Franklin Street Properties Corp. Earnings Release

Supplementary Schedule I

Reconciliation and Definition of Sequential Same Store results to property Net Operating Income (NOI) and Net Income (Loss)

Net Operating Income (“NOI”)

The Company provides property performance based on Net Operating Income, which we refer to as NOI.  Management believes that investors are interested in this information.  NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Sequential Same Store.  The comparative Sequential Same Store results include properties held for the periods presented and exclude properties that are non-operating, being developed or redeveloped, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company’s liquidity or its ability to make distributions.  The calculations of NOI and Sequential Same Store are shown in the following table:

	Rentable
	Square Feet	Three Months Ended	Three Months Ended	Inc	%
(in thousands)	or RSF	30-Jun-18	31-Mar-18	(Dec)	Change
Region
East	1,007	$4,123	$3,991	$132	3.3%
MidWest	1,549	4,955	6,257	(1,302)	(20.8)%
South	4,597	15,223	15,431	(208)	(1.3)%
West	2,608	11,061	10,958	103	0.9%
Same Store	9,761	35,362	36,637	(1,275)	(3.5)%

Acquisitions	—	—	—	—	—%
NOI* from the continuing portfolio	9,761	35,362	36,637	(1,275)	(3.5)%
Dispositions, Non-Operating, Development or Redevelopment	-	(38)	79	(117)	(0.3)%
NOI*	9,761	$35,324	$36,716	$(1,392)	(3.8)%

Sequential Same Store		$35,362	$36,637	$(1,275)	(3.5)%

Less Nonrecurring
Items in NOI* (a)		1,141	761	380	(1.1)%

Comparative
Sequential Same Store		$34,221	$35,876	$(1,655)	(4.6)%

	Three Months Ended	Three Months Ended
Reconciliation to Net income	30-Jun-18	31-Mar-18
Net income	$665	$1,425
Add (deduct):
Gain (loss) on sale of properties and property held for sale, less applicable income taxes	—	—
Hedge ineffectiveness	—	—
Management fee income	(746)	(746)
Depreciation and amortization	23,591	24,035
Amortization of above/below market leases	(123)	(85)
General and administrative	3,082	3,432
Interest expense	9,753	9,486
Interest income	(1,141)	(1,120)
Equity in losses of non-consolidated REITs	282	105
Non-property specific items, net	(39)	184

NOI*	$35,324	$36,716

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.